EXHIBIT NO. 32.1

Form 10-K
Fortress Exploration, Inc.
File No. 000-26703

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fortress Exploration, Inc. (the "Company") on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange  Commission on the date hereof (the "Report"), I, Pieter DuRand, Chief Executive and Financial  Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the  financial condition and results of operations of the Company.

Date: March 25, 2010	By:	/s/ Pieter DuRand
	Name	Pieter DuRand
	Title	Chief Executive Officer Chief Financial Officer

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A signed original of this written statement required by Section 906 has been provided to Echo Resources, Inc. and will be retained by Echo Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.